UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   April 28, 2004

CNS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-16612	41-1580270

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Smetana Lane Eden Prairie, MN		55344

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 229-1500

Items 1-4, 6 and 8-11 are not applicable and therefore omitted.

ITEM 5.   OTHER EVENTS.

On April 28, 2004, CNS, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing a five cent per share quarterly dividend payable June 4, 2004 to shareholders of record as of May 21, 2004.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued April 28, 2004.

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.2	Press release issued April 29, 2004.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, CNS, Inc. hereby furnishes a press release, issued on April 29, 2004, disclosing material non-public information regarding its results of operations for the year and quarter ended March 31, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC.
By:	/s/ Marti Morfitt

Marti Morfitt President and Chief Executive Officer

Dated: April 29, 2004